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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

                                JANUARY 15, 2002
                Date of Report (Date of earliest event reported)


                              ENERGY PARTNERS, LTD.
             (Exact name of registrant as specified in its charter)

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
              DELAWARE                            001-16179                           72-1409562
  (State or other jurisdiction of          (Commission file number)                (I.R.S. Employer
   incorporation or organization)                                                Identification No.)
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                       201 ST. CHARLES AVENUE, SUITE 3400
                          NEW ORLEANS, LOUISIANA 70170
                    (Address of principal executive offices)

                                 (504) 569-1875
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)



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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On January 15, 2002, Energy Partners, Ltd. ("EPL") announced that it had completed the acquisition of Hall-Houston Oil Company and certain affiliated interests ("Hall-Houston" or "HHOC"). Hall-Houston, founded in 1983, is a privately held exploration and production company based in Houston, Texas with operations focused in the central region of the Gulf of Mexico Shelf. Hall-Houston is an exploration-focused company with technical expertise, high quality natural gas reserves and an attractive inventory of exploratory prospects.

         Closing of the transaction was subject to a minimum threshold for participation in EPL's exchange offer to HHOC's debtholders of 80% of the $80.2 million debt outstanding. At closing, 96% of the total HHOC debt outstanding was tendered in exchange for a combination of $38.4 million in newly-issued EPL 11% Senior Subordinated Notes and $38.4 million in newly-issued EPL Convertible Preferred Stock. The balance of the non-tendered debt of $3.4 million was retired in cash.

         HHOC preferred and common stockholders and holders of affiliated interests received approximately $1.7 million in cash, 574,931 shares of EPL common stock and warrants to purchase four million EPL common shares. Of these warrants, one million have a strike price of $9.00 per share and three million have a strike price of $11.00 per share. Also, preferred stockholders of HHOC will have the right to receive contingent consideration related to future proved reserve additions from exploratory prospect acreage held by HHOC as of the closing date.

         The cash portions of the transaction were funded by bank debt. EPL has arranged an increase in its existing credit facility to a total of $100 million.

         EPL also announced on January 15, 2002, that Gary Hall, HHOC's Chairman and CEO, would be named Vice-Chairman of EPL and elected a Director by EPL's Board of Directors; Bruce Sidner, HHOC's Vice President of Exploration, would be named EPL's Executive Vice President of Exploration; and John Peper, HHOC's Senior Vice President and General Counsel, would be named Executive Vice President of Law and Business Development, all subject to Board of Directors approval, which was granted on January 17, 2002.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

       (a) Financial Statements of the Acquired Business. The required audited financial statements of Hall-Houston Oil Company will be provided not later than 60 days after the date that this Current Report on Form 8-K was required to be filed.

       (b) Pro Forma Financial Information. The required unaudited pro forma financial information relating to Energy Partners Ltd.'s acquisition of Hall-Houston Oil


                                      -2-
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           Company will be provided not later than 60 days after the date that this Current Report on Form 8-K was required to be filed.

       (c) Exhibits. The following exhibits are filed with this report and incorporated by reference in this report:

     EXHIBIT NO.  DESCRIPTION
     -----------  -----------
         2.1      Agreement and Plan of Merger by and among Energy Partners,
                  Ltd., Saints Acquisition Subsidiary, Inc. and Hall-Houston Oil
                  Company dated as of December 16, 2001 (incorporated by
                  reference to Exhibit 2.1 of EPL's Form 8-K filed December 16,
                  2001).

         2.2      Amendment No. 1 dated as of January 15, 2002 to Agreement and
                  Plan of Merger dated as of December 16, 2001, by and among Energy Partners, Ltd., Saints Acquisition Subsidiary, Inc., and Hall-Houston Oil Company.

         2.3 Assignment and Amendment of Purchase and Sale Agreement dated as of January 15, 2002, by and among Energy Partners, Ltd.,
                  Hall-Houston Oil Company, Hall Partners, L.P., LPCR Investment
                  Group, L.P., Hall Consulting Company, Inc., Hall Equities,
                  Inc., Hall Family Trust, Bruce R. Sidner, Wayne P. Hall, and
                  John H. Peper.

         2.4      Principal Shareholder Voting Agreement dated as of January 15,
                  2002, by and among Hall-Houston Oil Company, Evercore Capital
                  Partners L.P., Evercore Capital Partners (NQ) L.P., Evercore
                  Co-Investment Partnership L.P., Evercore Capital Offshore
                  Partners L.P., Energy Income Fund, L.P., and Richard A.
                  Bachmann.

         2.5 Earn-Out Agreement dated as of January 15, 2002, by and between Energy Partners, Ltd. and Hall-Houston Oil Company.

         4.1      Second Amendment to Stockholder Agreement dated as of January
                  15, 2002.

         4.2      Certificate of Elimination of the Series A Convertible
                  Preferred Stock, Series B Convertible Preferred Stock and
                  Series C Preferred Stock of Energy Partners, Ltd.

         4.3      Certificate of Designation of the Series D Exchangeable
                  Convertible Preferred Stock of Energy Partners, Ltd.
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                                      -3-
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
        10.1      Second Amended and Restated Reducing Revolving Credit
                  Agreement dated January 15, 2002, among Energy Partners, Ltd.,
                  Hall-Houston Oil Company, Bank One, NA and the several banks and financial institutions from time to time parties thereto.

        10.2      Employment and Stock Ownership Agreement by and between Energy
                  Partners, Ltd. and Gary L. Hall.

        10.3      Employment and Stock Ownership Agreement by and between Energy
                  Partners, Ltd. and John H. Peper.

        10.4      Employment and Stock Ownership Agreement by and between Energy
                  Partners, Ltd. and Bruce R. Sidner.
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                                      -4-
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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   January 22, 2002

                                       ENERGY PARTNERS, LTD.


                                       By:  /s/ SUZANNE V. BAER
                                            ------------------------------------
                                            Name:   Suzanne V. Baer
                                            Title:  Executive Vice President
                                                    and Chief Financial Officer




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                                  EXHIBIT INDEX


         EXHIBIT
         NUMBER   DESCRIPTION
         -------  -----------
         2.1      Agreement and Plan of Merger by and among Energy Partners,
                  Ltd., Saints Acquisition Subsidiary, Inc. and Hall-Houston Oil
                  Company dated as of December 16, 2001 (incorporated by
                  reference to Exhibit 2.1 of EPL's Form 8-K filed December 16,
                  2001).

         2.2      Amendment No. 1 dated as of January 15, 2002 to Agreement and
                  Plan of Merger dated as of December 16, 2001, by and among Energy Partners, Ltd., Saints Acquisition Subsidiary, Inc., and Hall-Houston Oil Company.

         2.3 Assignment and Amendment of Purchase and Sale Agreement dated as of January 15, 2002, by and among Energy Partners, Ltd.,
                  Hall-Houston Oil Company, Hall Partners, L.P., LPCR Investment
                  Group, L.P., Hall Consulting Company, Inc., Hall Equities,
                  Inc., Hall Family Trust, Bruce R. Sidner, Wayne P. Hall, and
                  John H. Peper.

         2.4      Principal Shareholder Voting Agreement dated as of January 15,
                  2002, by and among Hall-Houston Oil Company, Evercore Capital
                  Partners L.P., Evercore Capital Partners (NQ) L.P., Evercore
                  Co-Investment Partnership L.P., Evercore Capital Offshore
                  Partners L.P., Energy Income Fund, L.P., and Richard A.
                  Bachmann.

         2.5 Earn-Out Agreement dated as of January 15, 2002, by and between Energy Partners, Ltd. and Hall-Houston Oil Company.

         4.1      Second Amendment to Stockholder Agreement dated as of January
                  15, 2002.

         4.2      Certificate of Elimination of the Series A Convertible
                  Preferred Stock, Series B Convertible Preferred Stock and
                  Series C Preferred Stock of Energy Partners, Ltd.

         4.3      Certificate of Designation of the Series D Exchangeable
                  Convertible Preferred Stock of Energy Partners, Ltd.

        10.1      Second Amended and Restated Reducing Revolving Credit
                  Agreement dated January 15, 2002, among Energy Partners, Ltd.,
                  Hall-Houston Oil Company, Bank One, NA and the several banks and financial institutions from time to time parties thereto.

        10.2      Employment and Stock Ownership Agreement by and between Energy
                  Partners, Ltd. and Gary L. Hall.

        10.3      Employment and Stock Ownership Agreement by and between Energy
                  Partners, Ltd. and John H. Peper.

        10.4      Employment and Stock Ownership Agreement by and between Energy
                  Partners, Ltd. and Bruce R. Sidner.
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